SECURITIES AND EXCHANGE COMMISSION

				                 Washington, DC 20549



                    		   FORM 8-K

                   		CURRENT REPORT
         		PURSUANT TO SECTION 13 OR 15(D) OF
         		THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 1998



    			 FIRST ENTERPRISE FINANCIAL GROUP, INC.
      		(Exact Name of Registrant as Specified in Charter)



ILLINOIS                  0-21075                   36-3688499
(State or other    (Commission File Number)  (IRS Employer Identification No.)
Jurisdiction of
Incorporation)

                          500 DAVIS STREET, SUITE 1005
                               EVANSTON, ILLINOIS            60201
                (Address of Principal Executive Office)   (Zip Code)


      Registrant's telephone number, including area code:  (847) 866-8665



                       		 NOT APPLICABLE
 	(Former Name or Former Address, if Changed Since Last Report)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

    On  March  12,  1998, First Enterprise Financial Group,
Inc. (the "Registrant")  and  its  wholly owned subsidiary,
First Enterprise Acceptance Company, each filed a voluntary
petition  in  the United States Bankruptcy  Court  for  the
Northern District  of  Illinois  (the  "Bankruptcy Court"),
Case  Nos.  98  B  7542  and  98 B 7546, respectively,  for
protection under Chapter 11 of the United States Bankruptcy
Code.  The Registrant has negotiated  debtor  in possession
financing  with its senior lending group which will  permit
it to continue  servicing retail installment sale contracts
through  the  end  of  March  1998.   The  Registrant  will
continue to operate as a debtor-in-possession, with its existing officers and directors, subject to the supervision and orders of the Bankruptcy Court. As of the date of this report, no plan of reorganization has been filed by the Registrant and no trustee has been appointed.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FIRST ENTERPRISE FINANCIAL
                                   GROUP, INC.
                                   (Registrant)


                                   By:  /S/ MICHAEL P. HARRINGTON
                                        Michael P. Harrington
                                        President, Chief Executive Officer
                                        and Director


     Dated: March 12, 1998